Veveo Acquisition

Transaction combines unique search and recommendation tools to create a truly differentiated entertainment discovery solution

February 24, 2014

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Safe Harbor Statement

All statements contained herein, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including but not limited to any description of the Company's or its management's future plans, objectives, or goals, constitute "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the risk that the transaction will not be consummated, the risk that Rovi does not succeed in making the transaction accretive, the ability of Rovi to integrate Rovi and Veveo offerings, the Company's estimates of future revenues, earnings, margins and growth rates, business strategies, the Company's plans to deliver its new products with the anticipated functionality and the Company's assumptions and estimates relating to the search and recommendation, metadata, analytics and advertising areas, whether markets materialize as anticipated and customer demand for the Company's technologies and integrated offerings. The statements made by the Company in this document are based upon current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such factors are addressed in the Company's Report on Form 10-K for the period ended December 31, 2013 and other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

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Non-GAAP Information

Rovi Corporation provides non-GAAP or Adjusted Pro Forma (APF) information. References to APF information are to non-GAAP pro forma measures. The Company provides APF financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. APF information is not a substitute for any performance measure derived in accordance with GAAP.

APF EPS is a supplemental measure of the Company's performance that is not required by, and is not presented in accordance with, GAAP. APF EPS is calculated using APF Income.

APF Income is defined as GAAP income from continuing operations, net of tax, adding back all of the adjustments used in calculating APF Operating Income and further adding back non-cash items (such as the amortization or write-off of debt issuance costs, non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars and discrete tax items including reserves) and items required to be recorded under GAAP which impact comparability, but that the Company believes are not indicative of its core operating results (such as payments to note holders and for expenses in connection with the early redemption or modification of debt, and gains on sales of strategic investments.)

APF Operating Income (or APF Operating Margin) is defined as GAAP operating income from continuing operations adding back non-cash items other than depreciation (such as equity-based compensation, amortization of intangibles, and asset impairment charges) and items required to be recorded under GAAP that impact comparability, but that the Company believes are not indicative of its core operating results (such as transaction, transition, integration and restructuring costs). While depreciation expense is a non-cash item, it is included in APF Operating Income as management considers it a proxy for capital expenditures.

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Today's Announcement – A Compelling Strategic Transaction

Executive Summary

- Rovi to acquire Veveo, Inc., a leading provider of intuitive and personalized entertainment discovery solutions
- Rovi to pay approximately $62 million net cash at closing plus up to $7 million in potential additional consideration based on achievement of certain milestones
- Acquisition combines unique search and recommendation tools to further differentiate Rovi's compelling next-generation digital entertainment discovery solution and position Rovi to become the leader in search and recommendation
  - Deepens Rovi's cloud-based search, recommendation, and personalization capabilities
  - Enhances Rovi's entertainment metadata and guide solutions
  - Will help grow Rovi's position in advertising and analytics
  - Enables MSOs, device manufacturers and social media companies to increase consumer engagement, drive ARPU and reduce churn
- The transaction is expected to be accretive in fiscal year 2015
- The acquisition is subject to customary closing conditions and is expected to close shortly

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Veveo Overview

- Leader in pioneering technologies and solutions that power intuitive and personalized entertainment search and recommendation services
  - Drives faster, more meaningful and simplified search and recommendations and enables service providers and consumer electronic companies to enhance user experience for entertainment discovery
  - Powerful Knowledge Graph and contextual search capabilities allow for a simple and intuitive way for users to dialogue with guidance services
  - Enables conversational, natural-language text and voice controls
- Solutions have been adopted by leading companies such as AT&T, Cablevision, Comcast, DIRECTV, Nokia and Rogers
- Growing patent portfolio of 80 filed patent applications and 50 granted patents
- Headquartered in Andover, Massachusetts, with additional presence in Bangalore
- Approximately 60 employees worldwide

Discovery Experience Changing

Evolving to a more personalized experience

Key Driver: Search & Rec.

Metadata informs and powers UI and S&R functionality

	Controls	Graphic Interface	Search & Rec.	Consumption
Traditional	 Existing tactile, button-based controls	 Scrolling guide UI	 Recommendations • Basic search by time or title • Recs. largely consisting of CSP content promotion	 Limited interactivity with content that's playing
Emerging	 Personal devices (apps)  Advanced graphics interface	 Use of 2nd screen as guide interface  Personal voice, gesture and fingerprint-based control	 Suggestions for You • Personalized recommendations • Improved search, enhanced metadata & user-friendly controls	 Constant interactivity with targeted advertising, social tools and related content

Many models are being tested as the experience moves to increased personalization via personal devices and personalized recommendation

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The Three Core Areas of Technical Innovation at Veveo

Semantic Technologies Future

- <u>Knowledge Graph</u> – over 100 million smart tags against entertainment data and catalogs that provide fast and accurate entertainment search capabilities
- <u>Global Relevancy</u> – results tailored to be relevant by user location
- <u>Incremental Search</u> – as users search for content (via typing or speech) the most relevant search results are filtered and provided in real time

Predictive Applications Future

- <u>Spatiotemporal Signatures/Personal Relevancy</u> – user interactions based on location and time are modeled to predict future behaviors
- <u>Social Relevancy Analytics</u> – data from social networks are incorporated to determine user preferences

Voice Interface Future

- <u>NLP and Conversational Interfaces built on Semantic/ Predictive Applications</u> – creating the next generation of software interfaces that allow for natural, free flowing conversations to drive how users discover entertainment

Veveo Functionality

Predictive Search	Personalization	Conversational Interfaces
Semantically understands the user	***Personalized results with intent prediction***	***New, intelligent natural interfaces become a reality***
• Speed • Relevance • Instant results • Pull	• Learning engine • Anticipate • Recommend • Push	• Voice enabled • Conversational • Personalized • Pull & Push

Make it simple for every user

Understand what the user wants, at any time, on any screen

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Smart Conversation Interface

Voice and Complex Queries


9:51 AM
"in a mood for thrillers"
I found some Thriller results
Inception
2010
ITUNES $9.99
Leonardo DiCaprio
Seven
1995
Tue, Sep 11, 4:45 PM 2h 15m
SMAX 278
Brad Pitt
Pulp Fiction
1994
Today, 4:30 PM 2h 40m
OMAX 279
Samuel L. Jackson
new
talk
type
settings

Conversational Tone


9:52 AM
"bond"
I found several 007, james bond movies. Looking for any specific one?
Casino Royale
2006
Sat, Sep 15, 6:00 PM 3 hour
OXYGEN 47
Quantum of Solace
2008
Today, 6:00 PM 2h 30m
SYFYHD 781
GoldenEye
new
talk
type
settings

Follow-up Question


9:52 AM
"how about some old ones"
Here are some old movies of James Bond
Dr. No
1962
1 hour 50 mins
AMAZON $2.99
From Russia with Love
1963
1 hour 56 mins
AMAZON $2.99
Goldfinger
new
talk
type
settings

Understanding Natural Language

IP: 1 issued patent and 8 pending applications relating to conversation interface
10 issued patents and 5 pending applications relating to the Knowledge Graph

Smart Signature Personalization

Personalized Recommendations, Signature, Search



Murali
Featured Channels
What's On
Everybody Loves Raymond
CNN Newsroom
Power Lunch
SportsCenter
Facebook

- Personalized Browse
- Dynamic selection of "interests" or category
- Dynamic selection of each title within the interests

IP: 19 issued patents and 8 pending applications relating to personalized recommendations

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Strong Fit with Rovi's Search and Recommendation Strategy

Positioning to be the leader in Search and Recommendation

New Customer Relationships

- Combining Knowledge Graph, contextual search and conversation, and personalization with Rovi's metadata and search and recommendation capabilities creates a unique and differentiated solution for traditional MSOs and new non-traditional players including social media

Strengthening Metadata Position

- Semantic analysis expertise expands and strengthens Rovi's metadata offering

Strengthening Analytics Position

- Analytics creates a closed loop solution providing customer insight on all content that was searched, recommended and ultimately consumed
- Drives predictive analytics for program promotion and advertising optimization

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Financial Highlights

- Transaction expected to be accretive in fiscal year 2015
  - Near-term focus on integrating Rovi and Veveo's offerings and driving customer acquisition
  - Anticipated to reduce 2014 Adjusted Pro Forma EPS by $0.03-$0.06
  - Anticipated double-digit revenue growth in 2015 and beyond, with high operating margins once the business scales
- Revenues will be reported in SP and CE sales verticals based upon the type of customer
- Opens up additional metadata opportunities and provides future analytics and advertising opportunities
- Minimal impact on Rovi's strong balance sheet
- No impact on Rovi's continued focus on profitable growth and active cost management
- Additional details to be provided on Rovi's first quarter 2014 earnings call

Thank You!

rovicorp.com

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